Healthtrac, Inc.
Interim Financial Statements
For the six-month periods ended July 31, 2001
and 2000
(Unaudited)
Contents
Financial Statements
Balance Sheets
Statements of Operations
Statements of Changes in Capital Deficit
Statements of Cash Flows
Notes to the Financial Statements
Healthtrac, Inc.
Balance Sheets
	July 31	January 31
	2001	2001
	(Unaudited)
Assets
Current
Cash	$57,091	$52,178
Accounts receivable, less allowance for doubtful accounts
of $33,269 (January 31, 2001 - $33,269)	504,173	286,794
Inventories	71,630	70,895
Prepaid expenses and deposits	138,067	137,911
	770,961	547,778
Fixed assets	51,032	58,830
	$821,993	$606,608
Liabilities and Capital Deficit
Liabilities
Current
Accounts payable	$1,158,554	$528,162
Accrued expenses	126,078	93,592
Unearned revenue	504,086	610,371
Current portion of long-term obligations (Note 2)	818,390	841,168
	2,607,108	2,073,293
Long-term obligations (Note 2)	62,909	20,261
	2,670,017	2,093,554
Capital Deficit
Share capital (Note 3)	6,461,592	5,186,256
Additional paid-in capital	94,588	94,588
Accumulated deficit	(8,154,204)	(6,767,790)
	(1,598,024)	(1,486,946)
Subscription receivable (Note 7)	(250,000)	-
	(1,848,024)	(1,486,946)
	$821,993	$606,608
The accompanying notes are an integral part of these interim financial statements
Healthtrac, Inc.
Statements of Operations
(Unaudited)
	Six-month periods ended
	July 31
	2001	2000
Revenue
Health evaluation services	$1,063,441	$1,299,487
Publications and written materials	712,650	578,321
	1,776,091	1,877,808
Cost of revenue
Health evaluation services	333,872	612,681
Publications and written materials	501,497	398,956
	835,369	1,011,637
Gross profit	940,722	866,171
Depreciation	8,844	53,427
Research and development expenses	104,307	175,319
Selling, general and administrative expenses	2,219,964	1,895,489
	2,333,115	2,124,235
Loss from operations	(1,392,393)	(1,258,064)
Other income (expenses)
Interest	(12,658)	(23,249)
Rent	-	36,546
Miscellaneous	18,637	185,209
	5,979	198,506
Net loss for the period	$(1,386,414)	$(1,059,558)
The accompanying notes are an integral part of these interim financial statements
Healthtrac, Inc.
Statements of Changes in Capital Deficit
(Unaudited)

			Preferred Stock						Total	Additional			Total
	Common Stock		Series A		Series B		Series C		Share	Paid-In	Accumulated	Subscription	Capital
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Capital	Deficit	Receivable	Deficit
Balance, February 1, 2000	3,199,907	$606,586	2,455,000	$1,700,250	270,000	$67	118,587	$160,000	$2,466,903	$94,508	$(5,137,006)	$-	$(2,575,595)
Issuance of common stock for:												-
Cash	523,333	350,000	-	-	-	-	-	-	350,000	-	-	-	350,000
Amounts payable (Note 3(b))	3,438,762	2,369,433	-	-	-	-	-	-	2,369,433	-	-	-	2,369,433
Redemption and cancellation of common stock (Note 3(c))	(320,000)	(80)	-	-	-	-	-	-	(80)	80	-	-	-
Net loss for the year	-	-	-	-	-	-	-	-	-	-	(1,630,784)	-	(1,630,784)
Balance, January 31, 2001	6,842,002	3,325,939	2,455,000	1,700,250	270,000	67	118,587	160,000	5,186,256	94,588	(6,767,790)	-	(1,486,946)
Issuance of common stock for:
Cash	1,170,000	585,000	-	-	-	-	-	-	585,000	-	-	(250,000)	335,000
Amounts payable (Note 3(d))	1,341,500	690,336	-	-	-	-	-	-	690,336	-	-	-	690,336
Net loss for the period	-	-	-	-	-	-	-	-	-	-	(1,386,414)	-	(1,386,414)
Balance, July 31, 2001	9,353,502	$4,601,275	2,455,000	$1,700,250	270,000	$67	118,587	$160,000	$6,461,592	$94,588	$(8,154,204)	$(250,000)	$(1,848,024)
The accompanying notes are an integral part of these interim financial statements
Healthtrac, Inc.
Statements of Cash Flows
(Unaudited)
For the six-month periods ended July 31	2001	2000
Cash provided by (used in)
Operating activities
Net loss for the period	$(1,386,414)	$(1,059,558)
Adjustments to reconcile net loss for the year
to net cash used in operating activities
Depreciation and amortization	8,844	53,427
Issuance of share capital for expenses	670,210	530,180
Write down of inventories	-	31,627
(Increase) decrease in assets
Accounts receivable	(217,379)	108,698
Inventories	(735)	(40,531)
Prepaid expenses and deposits	(156)	(11,177)
Increase (decrease) in liabilities
Accounts payable	650,518	604,631
Accrued expenses	32,486	9,192
Unearned revenue	(106,285)	(327,402)
	(348,911)	(100,913)
Investing activities
Acquisition of fixed assets	(1,046)	(37,686)
Financing activities
Payments on long-term obligations	(30,130)	(43,132)
Increase in long-term obligations	50,000	-
Proceeds on issuance of shares	335,000	150,000
	354,870	106,868
Increase (decrease) in cash during the year	4,913	(31,731)
Cash, beginning of period	52,178	37,192
Cash, end of period	$57,091	$5,461
Supplementary information:
Interest paid	$6,012	$2,560
The following transactions which did not result in cash flows have been excluded from investing and financing activities:
Issuance of common stock for amounts payable and current
expenses	$690,336	$889,741
Fixed asset additions financed through capital lease	$-	$17,409
Subscriptions receivable for common stock	$250,000	$-
The accompanying notes are an integral part of these interim financial statements
Healthtrac, Inc.
Notes to the Financial Statements
(Unaudited)
July 31, 2001 and 2000
1.	Basis of Presentation and Ability to Continue Operations

Healthtrac, Inc. ("the Company"), which was incorporated in the state of California in 1984, operates a computer-based health assessment and management software database program facilitated through a series of health assessment questionnaires completed by customers in the United States ("the Healthtrac Program"). The Healthtrac Program also includes disease-specific risk assessment and health education plans tailored to the participants based on the results of their health evaluation. The Company's objectives are to improve participants' health status and reduce health risks by promoting self-efficacy and instilling self-care and self-management skills while reducing overall medical costs by reducing the need and demand for medical services.

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these interim financial statements be read in conjunction with the audited financial statements of the Company for the years ended January 31, 2001 and 2000. The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

These accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has incurred accumulated losses to July 31, 2001 of $8,154,204, which includes an operating loss for the six-month period ended July 31, 2001 of $1,386,414. On August 3, 2001, all of the Company's issued common and preferred shares were acquired by Virtualsellers.com, Inc. The continuation of the Company is dependent upon the continuing financial support of Virtualsellers.com, Inc., creditors and stockholders, obtaining additional long-term financing, as well as achieving and maintaining a profitable level of operations. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate sufficient funds for operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. Theses financial statements do not include any adjustments that might arise from this uncertainty.
Healthtrac, Inc.
Notes to the Financial Statements
(Unaudited)
July 31, 2001 and 2000
2.	Long-Term Obligations
	July 31	January 31
	2001	2001
	(Unaudited)
Note payable in monthly instalments of $18,232 plus
interest at 6% (a)	$802,211	$802,211
Note payable to a stockholder with interest at 1% over
Bank of America's prime rate due on
March 1, 2003 (Note 7(b))	50,000	-
Bank loan payable with interest at 18% per annum (b)	-	24,138
Capital leases repayable in blended monthly
instalments of $1,634 including interest at rates
from 10.5% to 29.65% (c)	29,088	35,080
	881,299	861,429
Less current portion	818,390	841,168
	$62,909	$20,261
a)

The note bears interest at 6%, was payable through March 1, 2004, and was collateralized by substantially all the assets of the Company. As at July 31, 2001, the Company was $244,488 (January 31, 2001 - $132,092) in arrears with respect to payments on the note payable. Accordingly, the balance of the note payable is classified as a current liability. Following the acquisition of the Company by Virtualsellers.com, Inc., the indebtedness was settled with common stock of Virtualsellers.com, Inc. (Note 7(a)).

b)

In January 1999, the Company entered into a receivables financing agreement with Pacific Business Funding Corporation ("PBFC"), a division of Cupertino National Bank. Under this agreement, PBFC advanced the Company 80% of the face value of the accounts receivable delivered to them to a maximum of $750,000. The remaining 20% was retained by PBFC as a reserve. The advances bore interest at 18% per annum and were collateralized by the assignment of the accounts, a security interest in all assets of the Company and PBFC had full recourse against the Company for any deficiency in the event that advances exceeed all assets. PBFC also had the right to charge back to the Company any accounts which remained unpaid 90 days after the invoice date. In July 2001, the Company paid the outstanding balance of the loan payable and terminated the factoring agreement with PBFC.

c)	During the year ended January 31, 2001, the Company entered into two capital leases for office and computer equipment for terms of 3 years. Interest is charged at rates from 10.5% to 29.65%.
Healthtrac, Inc.
Notes to the Financial Statements
(Unaudited)
July 31, 2001 and 2000
3.	Share Capital
a)

The authorized share capital of the Company is 50,000,000 shares, of which 40,000,000 are designated as no par value common stock and 10,000,000 designated as preferred stock. 3,245,000 shares of authorized preferred stock has been designated into various series as follows:

Number of shares
Series of Preferred Stock	designated
Convertible Series A no par value (i)	2,500,000
Convertible Series B no par value (ii)	270,000
Convertible Series C no par value (ii)	475,000
i)

Each share of Series A preferred stock is convertible, subject to adjustment at the option of the holder without payment of any additional consideration, into such number of fully paid and non-assessable common shares equal to the sum of: (1) the number determined by multiplying the number of shares of common stock issued pursuant to the exercise of options under the Company's 1999 Incentive Stock Plan times 0.45, and (2) the number determined by dividing $1.17 by the Series A conversion price as defined in the Second Amendment to the Articles of Incorporation. At the time of issuance, the Series A preferred stock was convertible on a 1:1 basis.

ii)

Each share of Series B and Series C preferred stock is convertible at the option of the holder into one share of common stock on a 1:1 basis subject to adjustment to reflect subsequent stock dividends, stock splits, or recapitalizations.

Dividends on shares of preferred stock are non-cumulative and paid at the discretion of the Board of Directors ("the Board"). Holders of shares of preferred stock are entitled to the same amount of dividends as common stockholders when declared by the Board. No interest is accrued on any unpaid dividends.

Each share of preferred stock entitles the holder to a number of votes equal to the number of shares of common stock into which such shares could be converted.

During the six-month periods ended July 31, 2001 and the year ended January 31, 2001, share capital transactions included those set out below. Shares were issued during the period to certain directors and two significant stockholders (Queensland Teachers Union Health Fund Limited ("QTUH") and Blue Cross Blue Shield of Michigan ("BCBSM"), who are all related parties). For the purposes of assigning a value to the shares issued on settlement of amounts payable to these parties, no gain or loss on extinguishment of debt was recognized. Values assigned to the share capital were based upon the net book value of the amounts payable.

b)	During the year ended January 31, 2001, the Company issued 3,438,762 shares of common stock as settlement of amounts payable in respect of current and historical expenses of $2,369,433.
c)	During the year ended January 31, 2001, the Company redeemed and cancelled 320,000 shares of common stock from a director for no consideration.
Healthtrac, Inc.
Notes to the Financial Statements
(Unaudited)
July 31, 2001 and 2000
3.	Share Capital - Continued
d)

During the six-month period ended July 31, 2001, the Company issued 78,347 common shares at $0.75 per share in exchange for consulting services and an amount payable. The Company also issued 1,883,925 common shares at $0.50 per share to QTUH in exchange for $585,000 (less $250,000 subscription receivable) and $356,963 of operating expenses as well as 549,228 shares at $0.50 per share to BCBSM for $254,487 of management expenses and $20,126 of program services payable.

The subscription receivable was to be settled subsequent to July 31, 2001 with QTUH settling certain accounts payable (Note 7(c)).
e)

During the six-month period ended July 31, 2000, the Company issued 150,000 common shares at $1 per share to QTUH for proceeds of $150,000. The Company also issued 773,526 shares of common stock to QTUH and BCBSM as settlement of amounts payable in respect of current and historical expenses of $889,741.

4.	Stock Options
a)

The Stockholders approved the 1999 Incentive Stock Option Plan ("the Plan") for directors, officers and employees. The maximum number of common shares to be issued under the Plan initially was 1,000,000 shares of common stock, provided that the Company cannot have at any given time more than 20% of its issued shares under option. Under the Plan, stock options are granted at the discretion of the Board of Directors. Options granted must be exercised no later than ten years (five years in the case of an incentive stock option granted to a holder of 10% of the Company's common stock) after the date of the grant or such lesser periods as regulations require, unless otherwise specified. Unless otherwise specified, options granted vest at the rate of not less than 20% per year such that they are fully vested on the date which is no later than 5 years after the date of grant. For incentive options, the exercise price shall not be less than the fair market value of the Company's common stock on the grant date. For non-statutory options, the exercise price shall not be less than 85% of the fair market value of the Company's common stock on the grant date. (In the case of options granted to a holder of more than 10% of the Company's common stock, the option price must not be less than 110% of the market value of the common stock on the grant date.)

Healthtrac, Inc.
Notes to the Financial Statements
(Unaudited)
July 31, 2001 and 2000
4.	Stock Options - Continued
	The following table summarizes the number of common share options granted and the weighted average exercise prices thereof:
	Number of	Weighted
	common	Average
	share	Exercise
	options	Price

Outstanding at February 1, 2000	655,950	$1.27
Granted	305,000	0.86
Cancelled/expired	(565,950)

Outstanding at January 31, 2001	395,000	1.32
Cancelled/expired	(395,000)	1.32
Outstanding at July 31, 2001	-	$-

Exercisable at July 31, 2001	-	$-

Exercisable at January 31, 2001	39,000	$1.27
b)

Stock option compensation for options granted to employees is calculated using the intrinsic value method prescribed under Accounting Principles Board ("APB") Opinion 25 whereby compensation expense is recognized for options granted at prices below the estimated fair value of the underlying common stock on the grant date. No compensation expense was recognized for options granted to employees during the six-month periods ended July 31, 2001 and 2000. All of the 395,000 common stock options outstanding as at January 31, 2001 were cancelled in July 2001 as a result of employee terminations.

c)

In June 1999, the Company entered into a stock option agreement with QTUH to grant QTUH immediately exercisable options to purchase 473,348 shares of Series C preferred stock of the Company. Each option entitled the holder to purchase one share of Series C preferred stock at $1.35 per share. QTUH exercised 118,587 of the stock options for $160,000 immediately. The remaining 354,761 options were cancelled in contemplation of the acquisition of the Company by Virtualsellers.com, Inc.

5.	Major Customers
Two customers accounted for 63% (2000 - 38%) of the total sales for the six-month period ended July 31, 2001, 25% of total accounts receivable as of July 31, 2001 (January 31, 2001 - 14%).
Healthtrac, Inc
Notes to the Financial Statements
(Unaudited)
July 31, 2001 and 2000
6.	Related Party Transactions
a)

On May 7, 1999, the Company entered into a licensing agreement with QTUH for a term of 20 years expiring on April 30, 2019 to grant QTUH a licence to use the Healthtrac Program in exchange for a monthly royalty calculated as $1.00 per questionnaire prepared in each calendar year. QTUH is also required to pay annual maintenance fees of $16,000 to the Company. Under the agreement, the maintenance fees for the 1999 calendar year were waived. In 1999, QTUH paid the Company $550,000 in advance royalties. In November 2000, both parties agreed to suspend QTUH's royalty payment to the Company for the next five years expiring on December 31, 2006 in exchange for their continued support and contributions to the Company. In January 2001, as part of the settlement of various amounts payable the Company converted the outstanding balance of the advance royalty in the amount of $497,945 into 995,891 shares of common stock.

On August 3, 2001 an amended license agreement was signed between QTUH and the Company and approved by Virtualsellers.com, Inc. QTUH is also committed to provide a loan facility to the Company for a maximum of $110,000 at an interest rate of 1% over Bank of America's prime rate.

b)

The Company entered into a financial rescue agreement with QTUH and BCBSM in March 2001. In exchange for the stockholders' commitment to provide resource support, management control and financing of the development of the S2001 Healthtrac software program, loan payments and day-to-day operational support, the Company agreed to convert all (Note 5(d)) expenses incurred by the stockholders on behalf of the Company into equity.

Healthtrac, Inc
Notes to the Financial Statements
(Unaudited)
July 31, 2001 and 2000
7.	Subsequent Event

On August 3, 2001, an agreement (the Merger Agreement and Plan of Reorganization) closed between the Company, its stockholders and Virtualsellers.com, Inc. ("Virtualsellers") whereby the Company's stockholders would exchange their common and preferred stock of the Company for shares of common stock of Virtualsellers. Immediately subsequent to the acquisition, the Company was merged with a subsidiary of Virtualsellers. The transaction was accounted for by Virtualsellers using the purchase method of accounting. Additional consequences of the acquisition pertaining to these interim financial statements are as follows:

(a)

Virtualsellers assumed the obligation underlying the note payable as described in Note 2(a) and accrued interest to July 31, 2001 of $55,968. The note payable was subsequently cancelled in consideration of the issuance of 1,886,793 common shares of Virtualsellers.

	(b)	In August 2001, the Company, QTUH and Virtualsellers entered into an agreement whereby:
i)

QTUH agreed to provide the Company with an unsecured loan facility of up to $110,000 (of which $50,000 has already been drawn at July 31, 2001) for a period of eighteen months after the date of the agreement. The facility bears interest at a rate of 10% over the Bank of America Prime Rate. On the due date of the facility, QTUH has the option to convert the outstanding balance on the day into common stock of Virtualsellers..

		ii)	QTUH agreed to convert $471,767 owing from the Company into 1,829,297 shares of Virtualsellers common stock.
		iii)	For a period of nine months after the agreement date, QTUH will finance the acquisition of book inventory.
(c)

QTUH and BCBSM agreed to pay expenses incurred by the Company and its stockholders on account of the merger to a maximum of $250,000 and $5,000 respectively. In exchange for agreeing to assume $250,000 of the Company's accounts payable, QTUH was issued 500,000 common shares during the six-month period ended July 31, 2001. A subscription receivable has been set up in respect of this stock issuance which was subsequently settled as the assumed payables of Healthtrac were paid.